UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

___________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 17, 2007

HUMAN PHEROMONE SCIENCES, INC.

(Exact name of Registrant as specified in its charter)

CALIFORNIA	0-23544	94-3107202
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

84 W. SANTA CLARA STREET, SUITE 720, SAN JOSE, CALIFORNIA 95113

(Address of principal executive offices)       (Zip code)

Registrant’s telephone number, including area code:         (408) 938-3030

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(B))

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Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

ITEM 8.01

Other Events

On October 17, 2007, Human Pheromone Sciences, Inc. (the Registrant, the “Company” or “HPS”) announced the filing of a Provisional Patent Application with the U.S. Patent and Trademark Office for the use of a compound found in nature which has significant positive impacts on both men and women.  The patent application is broad-based and covers the use of this compound in a host of potential consumer, personal care, household and environmental products.

ITEM 9.01.

Financial Statements and Exhibits.

(d)

Exhibits

99.2

Press Release dated October 17, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMAN PHEROMONE SCIENCES INC.

Date:  October 17, 2007

By: /s/ William P. Horgan

       William P. Horgan, Chief Executive Officer

EXHIBIT INDEX

99.2 Press Release dated October 17, 2007.